Exhibit 3.34

File Copy

CERTIFICATE OF INCORPORATION

OF A

LIMITED LIABILITY PARTNERSHIP

Partnership No. OC375032

The Registrar of Companies for England and Wales, hereby certifies that

TRONOX INTERNATIONAL FINANCE LLP

is this day incorporated under the Limited Liability Partnerships Act 2000 as a limited liability partnership, that the partnership is limited, and the situation of its registered office is in England/Wales

Given at Companies House, Cardiff, on 8th May 2012

The above information was communicated by electronic means and authenticated by the

Registrar of Companies under the Limited Liability Partnerships (Application of the

Companies Act 2006) Regulations 2009 SI 2009/1804

LLIN01(ef) Application to register an LLP

Received for filing in Electronic Format on the: 08/05/2012

LLP Name in full:	TRONOX INTERNATIONAL FINANCE LLP

Situation of Registered Office:	England and Wales

Proposed Register Office Address:	7 ABERMARLE STREET LONDON LONDON UNITED KINGDOM W1S 4HQ

All members will from time to time be designated members

Electronically Filed Document for LLP Number:	OC375032	Page: 1

Proposed Officers

Electronically Filed Document for LLP Number:	OC375032	Page: 2

LLP Member	1

Type:	Corporate

Name:	TRONOX GLOBAL HOLDINGS PTY LTD

Registered or principal address:	ONE BODIE HALL DRIVE BENTLEY WESTERN AUSTRALIA AUSTRALIA 6102

Non European Economic Area (EEA) LLP

Legal Form:	LIMITED COMPANY

Law Governed:	AUSTRALIAN

Register Location:	WESTERN AUSTRALIA

Registration Number:	ACN 154 691 826

Appointment is for a Designated Member

Consented to Act: Y	Date authorised: 08/05/2012	Authenticated: ERRO

Electronically Filed Document for LLP Number:	OC375032	Page: 3

LLP Member	2

Type:	Corporate

Name:	TRONOX LIMITED

Registered or principal address:	ONE BODIE HALL DRIVE BENTLEY WESTERN AUSTRALIA AUSTRALIA 6102

Non European Economic Area (EEA) LLP

Legal Form:	LIMITED COMPANY

Law Governed:	AUSTRALIAN

Register Location:	WESTERN AUSTRALIA

Registration Number:	ACN 153 348 111

Appointment is for a Designated Member

Consented to Act: Y	Date authorised: 08/05/2012	Authenticated: ERRO

Electronically Filed Document for LLP Number:	OC375032	Page: 4

Authorisation

I certify that two or more persons named in this form are associated for carrying on lawful business with a view to profit.

Authoriser Designation: member

End of Electronically Filed Document for LLP Number:	OC375032	Page: 5